Exhibit 10.2

FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT

             This is a First Amendment to Second Amended and Restated Loan Agreement (this “First Amendment”) dated as of the 6th day of January, 2011, between VNB New York Corp., as assignee of Valley National Bank, Merchants Bank Division (“VNB”), a New York corporation having an office at 275 Madison Avenue, New York, NY 10016, Bank Leumi USA (“Leumi”), having an office at 562 Fifth Avenue, New York, New York 10036, Israel Discount Bank of New York (“IDB”), having an office at 511 Fifth Avenue, New York, New York 10017, Manufacturers and Traders Trust Company (“M&T”), having an office at 350 Park Avenue, New York, New York 10017 and One Liberty Properties, Inc., a Maryland corporation, having its principal place of business at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021 (the “Borrower”). Capitalized terms not otherwise defined in this First Amendment shall have the meanings ascribed to them in the Loan Agreement (as defined below).

             WHEREAS, Lender and Borrower entered into a certain Second Amended and Restated Loan Agreement made as of the 31st day of March, 2010 (the “Loan Agreement”) as amended from time to time;

             WHEREAS, Lender and Borrower wish to supplement and amend the Loan Agreement by increasing the Commitment of each Lender, modifying each Lender’s Commitment Percentage, extending the Maturity Date and revising certain of the covenants contained in the Loan Agreement all upon the terms and conditions hereinafter set forth.

             NOW, THEREFORE, it is agreed as follows:

             1.   Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by replacing Schedule 1 referred to in the definition of “Commitment” with a new Schedule 1 attached hereto. All references in the Loan Agreement to Schedule 1 shall be deemed to refer to Schedule 1 referred to in this First Amendment.

             2.   Section 2.02 entitled “Revolving Credit Note” of the Loan Agreement is hereby amended by substituting and replacing each Revolving Credit Note with the Revolving Credit Notes attached hereto as Exhibit A. All reference in the Loan Agreement to “Revolving Credit Notes” or “Exhibit A” shall be deemed to refer to the Revolving Credit Notes referred to in this First Amendment and all references to Exhibit A shall be deemed to refer to Exhibit A referred to in this First Amendment.

             3.   Section 2.07 (a) of the Loan Agreement is hereby amended by substituting and replacing the words “March 31, 2012” with the words “March 31, 2013” in their place instead.

             4.   Section 5.03 (d) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(d) Minimum Total Unsecured Value. The Borrower and the Guarantors shall own at all times not less than seven (7) Unencumbered Properties having a minimum Total Unsecured Value in the aggregate amount of Forty-Five Million ($45,000,000) Dollars.”

             5.    Section 5.03(g) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(g) Cash Position. Borrower will maintain average outstanding collected deposit balances of not less than $6,000,000, to be tested quarterly.”

             6.    In order to cause the Obligations to equal each Lender’s Commitment Percentage, as amended by this First Amendment, Borrower and  Lender hereby consent and agree that, on the date hereof, M&T and VNB shall cause Revolving Credit Loans to be made in such amounts as set forth on Schedule 6 attached hereto and made a part hereof (identified therein as the “Reallocation Amounts”). The Reallocation Amounts shall be paid and delivered, by wire transfer within one (1) business day of the date hereof, to each of IDB and Leumi, as the case may be, as more particularly described on Schedule 6, pursuant to wire instructions to be provided, and shall be applied by IDB and Leumi, as the case may be, as a partial repayment of outstanding Revolving Credit Loans due such Lender, without prepayment penalty or premium.

             7.    The effectiveness of this First Amendment shall be expressly subject to receipt by the Lender of the following items:

(a)	a fully executed First Amendment;

(b)	a fully executed Revolving Credit Note in the form attached as Exhibit A;

(c)	payment of all costs and expenses incurred by the Lender;

(d)
payment to Lender of the commitment fees in the amount set forth on Schedule 7(d) attached hereto, which the Borrower and Guarantors acknowledge was earned by the Lender in connection with this First Amendment;

(e)	payment to the Lender’s counsel for fees and expenses in connection with the preparation, negotiation and execution of this First Amendment; and

(f)	such other agreements and instruments as the Lender reasonably deems necessary to carry out the terms and provisions of this First Amendment.

             8.    All terms and conditions of the Loan Agreement, except as modified by this agreement are hereby affirmed and ratified.

             9.    Borrower hereby represents and warrants that:

(a)
Except as set forth on the attached schedules, any and all of the representations, warranties and schedules contained in the Loan Agreement or any of the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date;

(b)
Except as otherwise expressly disclosed to Lender in writing by Borrower, no event has occurred and is continuing which constitutes an Event of Default under the Loan Agreement or under any of the other Loan Documents or which upon the giving of notice or the lapse of time or both would constitute an Event of Default;

(c)
As of the date hereof and after giving effect to the provisions set forth in Section 6 hereof, it is legally, validly and enforceably indebted to VNB under its Revolving Credit Note in the principal amount of $13,163,636.36, to M&T under its Revolving Credit Note in the principal amount of $13,163,636.36, to Leumi under its Revolving Credit Note in the principal amount of $4,936,363.64, to IDB under its Revolving Credit Note in the principal amount of $4,936,363.64, all of which amounts are due without offset, claim, defense, counterclaim or right of recoupment; and

(d)
Borrower and each Guarantor hereby release and discharge Lender from all claims or liabilities in any way arising from or in any way connected with the Loan Agreement or the Loan Documents to the extent arising through the date of execution hereof.

             10.   This First Amendment shall be governed and construed in accordance with the laws of the State of New York.

             11.   No modification or waiver of or with respect to any provisions of this First Amendment and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Lender from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Loan Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrower or any Guarantor in any case shall, of itself, entitle it, him or her to any other or further notice or demand in similar or other circumstances.

             12.   The provisions of this First Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in the First Amendment in any jurisdiction.

             13.   This First Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

             14.    This First Amendment shall be binding upon and inure to the benefit of the Borrower and its successors and to the benefit of the Lender and its successors and assigns. The rights and obligations of the Borrower under this First Amendment shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties have set their hands hereto effective on January 6, 2011.

BORROWER:
ONE LIBERTY PROPERTIES, INC.

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

GUARANTORS:

OLP BATAVIA, INC.

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP COLUMBUS, INC.

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP NEWARK LLC
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP-OD LLC
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP EUGENE LLC
By:	OLP-OD LLC, its sole member
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP TEXAS, INC.

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP PALM BEACH, INC.

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP SUNLAND PARK DRIVE LLC
By:	OLP-OD LLC, its sole member
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP VETERANS HIGHWAY LLC
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP NAPLES LLC
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP PALO ALTO LLC
By:	OLP-OD LLC, its sole member
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP MIAMI SPRINGS LLC
By:	OLP-OD LLC, its sole member
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP PENSACOLA LLC
By:	OLP-OD LLC, its sole member
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP KENNESAW LLC
By:	OLP-OD LLC, its sole member
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP CHICAGO LLC
By:	OLP-OD LLC, its sole member
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP CARY LLC
By:	OLP-OD LLC, its sole member
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP ONALASKA LLC
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP SOUTH HIGHWAY HOUSTON, INC.

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP NEW HYDE PARK, INC.

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP PLANO I L.P.
By:	OLP Plano, Inc., general partner

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP MONROEVILLE L.P.
By:	OLP PA Monroeville LLC, general partner
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP PAWENDY L.P.
By:	OLP Pawendy I LLC, general partner
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP ISLAND PARK LLC
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP HOUSTON GUITARS LLC
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

OLP FARMINGTOM AVENUE CT LLC
By:	One Liberty Properties, Inc., its sole member

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

LENDERS:

VNB NEW YORK CORP.

By:	/s/ Andrew Baron
Name: Andrew Baron
Title: First Vice President

BANK LEUMI USA

By:	/s/ Cynthia C. Wilbur
Name: Cynthia C. Wilbur
Title: Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Marc G. Cooper
Name: Marc G. Cooper
Title: First Vice President

By:	/s/ Herbert K. Fried
Name: Herbert K. Fried
Title: Senior Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ John Chiti
Name: John Chiti
Title: Senior Vice President

EXHIBIT A

REVOLVING CREDIT NOTES

REVOLVING CREDIT NOTE

$20,000,000.00	New York , New York
As of January 6, 2011

FOR VALUE RECEIVED, on the Maturity Date, ONE LIBERTY PROPERTIES, INC., a Maryland corporation, having its principal place of business at 60 Cutter Mill Road, Great Neck, New York 11021 (the “Borrower”), promises to pay to the order of VNB New York Corp. (the “Lender”) at its office located at 275 Madison Avenue, New York, New York, the principal sum of the lesser of: (a) Twenty Million ($20,000,000.00) Dollars; or (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Agreement (as defined below).

The Borrower hereby authorizes the Lender to enter from time to time the amount of each Loan to the Borrower and the amount of each payment on a Loan on the schedule annexed hereto and made a part hereof. Failure of the Lender to record such information on such schedule shall not in any way affect the obligation of the Borrower to pay any amount due under this Note.

The Borrower shall pay interest on the unpaid balance of this Note from time to time outstanding at said office, at the rate of interest and at the times set forth in the Agreement.

All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.

This Note is the Revolving Credit Note referred to in that certain Second Amended and Restated Loan Agreement dated as of March 31, 2010 among the Borrower, certain Guarantors and Lender and others (the “Agreement”), as such Agreement may be amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Note and not defined herein shall have the meanings given them in the Agreement.

If any action or proceeding be commenced to collect this Note or enforce any of its provisions, the Borrower further agrees to pay all costs and expenses of such action or proceeding and reasonable attorneys’ fees and expenses and further expressly waives any and every right to interpose any counterclaim in any such action or proceeding.

The Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with the Lender that personal jurisdiction over the Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note, the liabilities hereunder, or the enforcement of either or all of the same. The Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by post-paid certified mail directed to the Borrower at the Borrower’s address designated in the Agreement or at such other address as may be designated in writing by the Borrower to the Lender in accordance with Section 7.02 of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served.

THE BORROWER HEREBY EXPRESSLY WAIVES ANY AND EVERY RIGHT TO A TRIAL BY JURY IN ANY ACTION ON OR RELATED TO THIS NOTE, THE LIABILITIES HEREUNDER OR THE ENFORCEMENT OF EITHER OR ALL OF THE SAME.

The Lender may transfer this Note (subject to Section 2.16 of the Agreement) and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to the Lender in respect thereto, and the Lender shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition.

The Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

The Borrower acknowledges, agrees and understands that this Note is given in replacement of and in substitution for, but not in payment of, that certain Revolving Credit Note, dated as of March 31, 2010, made by Borrower, to the order of Lender in the original principal amount of $14,400,000.

[SIGNATURE PAGE TO FOLLOW]

2

ONE LIBERTY PROPERTIES, INC.
By:	/s/ Mark H. Lundy
Name: MARK R. LUNDY Title: SENIOR VICE PRESIDENT

3

SCHEDULE OF RELVOLVING CREDIT LOANS

Date	Amount of Loan	Amount of Principal Paid or Prepaid	Unpaid Balance	Name of Principal Person Making Notation

REVOLVING CREDIT NOTE

$7,500,000.00	New York , New York
As of January 6, 2011

FOR VALUE RECEIVED, on the Maturity Date, ONE LIBERTY PROPERTIES, INC., a Maryland corporation, having its principal place of business at 60 Cutter Mill Road, Great Neck, New York 11021 (the “Borrower”), promises to pay to the order of Bank Leumi USA (the “Lender”) at its office located at 562 Fifth Avenue, New York, New York 10036, the principal sum of the lesser of: (a) Seven Million Five Hundred Thousand ($7,500,000.00) Dollars; or (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Agreement (as defined below).

The Borrower hereby authorizes the Lender to enter from time to time the amount of each Loan to the Borrower and the amount of each payment on a Loan on the schedule annexed hereto and made a part hereof. Failure of the Lender to record such information on such schedule shall not in any way affect the obligation of the Borrower to pay any amount due under this Note.

The Borrower shall pay interest on the unpaid balance of this Note from time to time outstanding at said office, at the rate of interest and at the times set forth in the Agreement.

All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.

This Note is the Revolving Credit Note referred to in that certain Second Amended and Restated Loan Agreement dated as of March 31, 2010 among the Borrower, certain Guarantors and Lender and others dated as of March 31, 2010 (the “Agreement”), as such Agreement may be amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Note and not defined herein shall have the meanings given them in the Agreement.

If any action or proceeding be commenced to collect this Note or enforce any of its provisions, the Borrower further agrees to pay all costs and expenses of such action or proceeding and reasonable attorneys’ fees and expenses and further expressly waives any and every right to interpose any counterclaim in any such action or proceeding.

The Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with the Lender that personal jurisdiction over the Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note, the liabilities hereunder, or the enforcement of either or all of the same. The Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by post-paid certified mail directed to the Borrower at the Borrower’s address designated in the Agreement or at such other address as may be designated in writing by the Borrower to the Lender in accordance with Section 7.02 of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served.

THE BORROWER HEREBY EXPRESSLY WAIVES ANY AND EVERY RIGHT TO A TRIAL BY JURY IN ANY ACTION ON OR RELATED TO THIS NOTE, THE LIABILITIES HEREUNDER OR THE ENFORCEMENT OF EITHER OR ALL OF THE SAME.

The Lender may transfer this Note (subject to Section 2.16 of the Agreement) and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to the Lender in respect thereto, and the Lender shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition.

The Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

The Borrower acknowledges, agrees and understands that this Note is given in replacement of and in substitution for, but not in payment of, that certain Revolving Credit Note, dated as of March 31, 2010, made by Borrower, to the order of Lender in the original principal amount of $6,400,000.

SIGNATURE PAGE TO FOLLOW

2

ONE LIBERTY PROPERTIES, INC.
By:	/s/ Mark H. Lundy
Name: MARK R. LUNDY Title: SENIOR VICE PRESIDENT

3

SCHEDULE OF RELVOLVING CREDIT LOANS

Date	Amount of Loan	Amount of Principal Paid or Prepaid	Unpaid Balance	Name of Principal Person Making Notation

REVOLVING CREDIT NOTE

$7,500,000.00	New York , New York
As of January 6, 2011

FOR VALUE RECEIVED, on the Maturity Date, ONE LIBERTY PROPERTIES, INC., a Maryland corporation, having its principal place of business at 60 Cutter Mill Road, Great Neck, New York 11021 (the “Borrower”), promises to pay to the order of Israel Discount Bank of New York (the “Lender”) at its office located at 511 Fifth Avenue, New York, New York 10017, the principal sum of the lesser of: (a) Seven Million Five Hundred Thousand ($7,500,000.00) Dollars; or (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Agreement (as defined below).

The Borrower hereby authorizes the Lender to enter from time to time the amount of each Loan to the Borrower and the amount of each payment on a Loan on the schedule annexed hereto and made a part hereof. Failure of the Lender to record such information on such schedule shall not in any way affect the obligation of the Borrower to pay any amount due under this Note.

The Borrower shall pay interest on the unpaid balance of this Note from time to time outstanding at said office, at the rate of interest and at the times set forth in the Agreement.

All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.

This Note is the Revolving Credit Note referred to in that certain Second Amended and Restated Loan Agreement dated as of March 31, 2010 among the Borrower, certain Guarantors and Lender and others dated as of March 31, 2010 (the “Agreement”), as such Agreement may be amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Note and not defined herein shall have the meanings given them in the Agreement.

If any action or proceeding be commenced to collect this Note or enforce any of its provisions, the Borrower further agrees to pay all costs and expenses of such action or proceeding and reasonable attorneys’ fees and expenses and further expressly waives any and every right to interpose any counterclaim in any such action or proceeding.

The Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with the Lender that personal jurisdiction over the Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note, the liabilities hereunder, or the enforcement of either or all of the same. The Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by post-paid certified mail directed to the Borrower at the Borrower’s address designated in the Agreement or at such other address as may be designated in writing by the Borrower to the Lender in accordance with Section 7.02 of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served.

THE BORROWER HEREBY EXPRESSLY WAIVES ANY AND EVERY RIGHT TO A TRIAL BY JURY IN ANY ACTION ON OR RELATED TO THIS NOTE, THE LIABILITIES HEREUNDER OR THE ENFORCEMENT OF EITHER OR ALL OF THE SAME.

The Lender may transfer this Note (subject to Section 2.16 of the Agreement) and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to the Lender in respect thereto, and the Lender shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition.

The Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

The Borrower acknowledges, agrees and understands that this Note is given in replacement of and in substitution for, but not in payment of, that certain Revolving Credit Note, dated as of March 31, 2010, made by Borrower, to the order of Lender in the original principal amount of $6,400,000.

SIGNATURE PAGE TO FOLLOW

2

ONE LIBERTY PROPERTIES, INC.
By:	/s/ Mark H. Lundy
Name: MARK R. LUNDY Title: SENIOR VICE PRESIDENT

3

SCHEDULE OF RELVOLVING CREDIT LOANS

Date	Amount of Loan	Amount of Principal Paid or Prepaid	Unpaid Balance	Name of Principal Person Making Notation

REVOLVING CREDIT NOTE

$20,000,000.00	New York , New York
As of January 6, 2011

FOR VALUE RECEIVED, on the Maturity Date, ONE LIBERTY PROPERTIES, INC., a Maryland corporation, having its principal place of business at 60 Cutter Mill Road, Great Neck, New York 11021 (the “Borrower”), promises to pay to the order of Manufacturers and Traders Trust Company (the “Lender”) at its office located at 350 Park Avenue, New York, New York 10022, the principal sum of the lesser of: (a) Twenty Million ($20,000,000.00) Dollars; or (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Agreement (as defined below).

The Borrower hereby authorizes the Lender to enter from time to time the amount of each Loan to the Borrower and the amount of each payment on a Loan on the schedule annexed hereto and made a part hereof. Failure of the Lender to record such information on such schedule shall not in any way affect the obligation of the Borrower to pay any amount due under this Note.

The Borrower shall pay interest on the unpaid balance of this Note from time to time outstanding at said office, at the rate of interest and at the times set forth in the Agreement.

All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.

This Note is the Revolving Credit Note referred to in that certain Second Amended and Restated Loan Agreement dated as of March 31, 2010 among the Borrower, certain Guarantors and Lender and others dated as of March 31, 2010 (the “Agreement”), as such Agreement may be amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Note and not defined herein shall have the meanings given them in the Agreement.

If any action or proceeding be commenced to collect this Note or enforce any of its provisions, the Borrower further agrees to pay all costs and expenses of such action or proceeding and reasonable attorneys’ fees and expenses and further expressly waives any and every right to interpose any counterclaim in any such action or proceeding.

The Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with the Lender that personal jurisdiction over the Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note, the liabilities hereunder, or the enforcement of either or all of the same. The Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by post-paid certified mail directed to the Borrower at the Borrower’s address designated in the Agreement or at such other address as may be designated in writing by the Borrower to the Lender in accordance with Section 7.02 of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served.

THE BORROWER HEREBY EXPRESSLY WAIVES ANY AND EVERY RIGHT TO A TRIAL BY JURY IN ANY ACTION ON OR RELATED TO THIS NOTE, THE LIABILITIES HEREUNDER OR THE ENFORCEMENT OF EITHER OR ALL OF THE SAME.

The Lender may transfer this Note (subject to Section 2.16 of the Agreement) and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to the Lender in respect thereto, and the Lender shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition.

The Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

The Borrower acknowledges, agrees and understands that this Note is given in replacement of and in substitution for, but not in payment of, that certain Revolving Credit Note, dated as of March 31, 2010, made by Borrower, to the order of Lender in the original principal amount of $12,800,000.

SIGNATURE PAGE TO FOLLOW

2

ONE LIBERTY PROPERTIES, INC.
By:	/s/ Mark H. Lundy
Name: MARK R. LUNDY Title: SENIOR VICE PRESIDENT

3

SCHEDULE 1

LENDERS

NAME AND ADDRESS	COMMITMENT	COMMITMENT PERCENTAGE (expressed as a fraction)
VNB NEW YORK CORP. 275 Madison Avenue New York, New York 10016 Att: Andrew S. Baron, First V.P.	$20,000,000.00	8/22
BANK LEUMI USA 562 Fifth Avenue New York, New York 10036 Att: Cynthia Wilbur Vice President	$7,500,000.00	3/22
ISRAEL DISCOUNT BANK OF NEW YORK 511 Fifth Avenue New York, New York 10017 Att: Marc Cooper, First V.P.	$7,500,000.00	3/22
MANUFACTURERS AND TRADERS TRUST COMPANY 350 Park Avenue New York, NY 10022 Attention: John Chiti, Vice President	$20,000,000.00	8/22

Schedule 6

Reallocation of Revolving Credit Loans

Lender:	Current Balance;	Reallocation Amounts:	Reallocated Amount to be disbursed as a Repayment to the Following Lender:	Adjusted Loan Balance after application of Loan/Repayment:	Commitment Percentage: (expressed as a fraction)
M&T	$11,584,000.00	1) $789,818,18 2) $789,818.18	IDB Leumi	$13,163,636.36	8/22
VNB	$13,032,000.00	1) $65,818.18 2) $65,818.18	IDB Leumi	$13,163,636.36	8/22
Leumi	$5,792,000.00			$4,936,363.64	3/22
IDB	$5,792,000.00			$4,936,363.64	3/22
			Total:	$36,200,000.00	100%

SCHEDULE Section 7(d)

COMMITMENT FEES

VNB NEW YORK CORP.	$128,000.00
BANK LEUMI USA	$43,000.00
ISRAEL DISCOUNT BANK OF NEW YORK	$43,000.00
MANUFACTURERS AND TRADERS TRUST COMPANY	$136,000.00